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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91116) of Ribapharm Inc. of our report dated February 25, 2003 relating to the financial statements, which appears in this Form 10-K.

/s/  PricewaterhouseCoopers LLP

Los Angeles, California
March 28, 2003